D T E 3 Q 2 0 2 2 E A R N I N G S C O N F E R E N C E C A L L O C T O B E R 2 7 , 2 0 2 2 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman, President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director of Investor Relations

Delivering another successful year; providing long-term updates at EEI

- ✓ On track to achieve 2022 operating EPS[1] guidance midpoint of $6.00, providing over 8% growth from 2021 original guidance midpoint
- ✓ Continuing progress on voluntary renewable program; finalizing agreement for additional 400 MW
- ✓ Filing Integrated Resource Plan (IRP) in early November and providing 2023 early outlook and 5-year plan updates at EEI
- ✓ Robust customer-focused capital investment plan supports clean energy transition and builds the grid of the future
  - Decarbonizing electric generation and gas distribution
  - Modernizing the electric grid for resiliency
  - Upgrading aging infrastructure to accommodate higher levels of electric vehicle adoption and corresponding load growth
- ✓ Inflation Reduction Act (IRA) and a distinctive culture of managing costs support customer affordability and position DTE for continued long-term growth


Operating EPS guidance
Over 8% CAGR
$5.13
$5.51
$6.00
$5.84
2020
2021
2022
Revised guidance midpoint
Original guidance midpoint

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

4

Fully engaged team committed to delivering for our customers, communities and investors 5 Our Team Ensuring the health and safety of our employees Named a top 10 employer in Michigan by Forbes; ranked in top 4% of companies worldwide for employee engagement by Gallup Customers Addressing our customers’ most vital needs Filing IRP in early November, outlining our path to cleaner, reliable, affordable energy generation Communities Supporting our communities Joined the City of Detroit, American Forests, the Erb Foundation and the White House in the Detroit Tree Equity Partnership Investors Delivering premium shareholder returns On track to achieve 2022 operating EPS1 guidance midpoint of $6.00 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Executing on significant customer-focused capital investment plan while maintaining affordability 6 Need for customer-focused investment… …while maintaining affordability ✓ Distinctive continuous improvement culture drives cost management ✓ Shift from coal to natural gas and renewables drives O&M cost reductions ✓ Diversified energy mix maintains flexibility to adapt to future technology advancements and reduces fuel costs ✓ IRA supports transition to renewable energy while achieving customer affordability goals and further enhancing DTE Vantage opportunities Modernizing electric grid Preparing for increased demand from vehicle electrification and impacts of worsening weather patterns Renewing gas infrastructure Continuing gas main renewal for further greenhouse gas emissions reductions Transitioning to cleaner generation Shifting generation from coal to cleaner natural gas and renewables Note: Gas infrastructure photo courtesy of Burns & McDonnell

IRA supports cleaner energy transition and customer affordability Supports accelerated clean energy transition and customer affordability • Wind and solar production tax credit • Production tax credit for existing nuclear generation • Investment tax credit for RNG • Increased tax credit for carbon capture and sequestration Eliminates need for tax equity structures • Transferability of tax credits No material impact to our plan from corporate minimum tax • Accelerated depreciation • Tax credit carryforwards 7

2021 2022 Variance Primary drivers DTE Electric $342 $363 $21 Accelerated deferred tax amortization in 2022 and lower O&M expenses partially offset by higher rate base costs and cooler weather DTE Gas (30) (23) 7 Rate implementation partially offset by higher rate base costs DTE Vantage 73 26 (47) REF sunset at end of 2021 partially offset by higher industrial energy services earnings Energy Trading 13 (20) (33) Power portfolio performance and timing in the physical gas portfolio Corporate & Other (64) (35) 29 Timing of taxes and 2021 one-time tax items DTE Energy $334 $311 ($23) Operating EPS from continuing operations $1.72 $1.60 ($0.12) Avg. Shares Outstanding 194 194 3Q 2022 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8 (millions, except EPS) Paying down $1.25 billion of parent debt in November with proceeds from the convertible equity units

Well positioned to continue delivering strong results 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 9/30/2022 ✓ Strong operational and financial performance continues in 2022 ✓ On track to achieve 2022 operating EPS1 guidance midpoint of $6.00 which provides over 8% growth from 2021 original guidance midpoint ✓ Robust customer-focused capital investment plan supports clean energy transition and building the grid of the future ✓ IRA and a distinctive culture of managing costs maintain customer affordability and position DTE for continued long-term growth ✓ Filing IRP in early November ✓ Providing 2023 early outlook and 5-year plan updates at EEI 9 6% 48% 216% Total shareholder return2 1-year 5-year 10-year S&P 500 Utilities DTE

VISIT US: DTE INVESTOR RELATIONS

11 Appendix

Strong performance provides confidence to achieve increased 2022 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 12 2022 guidance DTE Electric $927 - $937 DTE Gas 237 - 241 DTE Vantage 90 - 95 Energy Trading 20 - 35 Corporate & Other (120) - (115) DTE Energy $1,154 - $1,193 Operating EPS from continuing operations $5.90 - $6.10

Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13 Cooling degree days Operating earnings1 impact of weather Weather normal sales DTE Electric Heating degree days Operating earnings impact of weather DTE Gas 3Q 2021 3Q 2022 % Change YTD 2021 YTD 2022 % Change Actuals 683 680 0% 991 980 (1%) Normal 635 637 0% 868 884 2% Deviation from normal 8% 7% 14% 11% 3Q 2021 3Q 2022 % Change YTD 2021 YTD 2022 % Change Actuals 71 110 55% 3,910 4,314 10% Normal 123 111 (10%) 4,132 4,137 0% Deviation from normal (42%) (1%) (5%) 4% (millions) (per share) 3Q YTD 3Q YTD 2021 ($1) ($11) ($0.01) ($0.06) 2022 $0 $15 $0.00 $0.08 (millions) (per share) 3Q YTD 3Q YTD 2021 $16 $31 $0.08 $0.16 2022 $6 $28 $0.03 $0.15 (GWh) YTD 2021 YTD 2022 % Change Residential 12,435 12,169 (2%) Commercial 14,543 14,539 0% Industrial 7,586 7,732 2% Other 155 151 (3%) 34,719 34,591 0%

Cash flow and capital expenditures actuals 14 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Includes $0.4 billion of debt breakage fees YTD 2021 YTD 2022 DTE Electric Base infrastructure $422 $836 New generation 785 23 Distribution infrastructure 942 1,008 $2,149 $1,867 DTE Gas Base infrastructure $209 $225 Main renewal 233 250 $442 $475 Non-utility $181 $78 Total $2,772 $2,420 YTD 2021 YTD 2022 Cash from operations1 $2.4 $1.4 Capital expenditures (2.8) (2.4) Free cash flow ($0.4) ($1.0) Dividends (0.6) (0.5) Other (0.2) (0.2) Net cash ($1.2) ($1.7) Debt financing Impacts to continuing operations Issuances $1.3 $2.0 Redemptions (0.6) (0.3) Impacts due to spin of DTM DTM distribution 3.0 0.0 Spin-related redemptions2 (3.0) 0.0 Total debt financing $0.7 $1.7 Change in cash on hand ($0.5) $0.0

3Q 2021 and 3Q 2022 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) 15 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense C) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream’s repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt D) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense E) Discontinued operations of DT Midstream, including transactions costs related to the separation (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 16 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.